This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

[logo]



                                     [logo]


                              THE JAPAN FUND, INC.

                                  Annual Report
                                December 31, 1997



                         A pure no-load(TM) mutual fund


                        Scudder Kemper Investments, Inc.
                               Investment Manager

                              THE JAPAN FUND, INC.

CONTENTS

  Portfolio Management Discussion...................................  3
   Reviews the period's investing strategies, financial markets, and economic conditions

  Performance Update................................................  8

  Portfolio Summary.................................................  9

  Investment Portfolio.............................................. 10
   Itemized list of your Fund's portfolio holdings

  Financial Statements.............................................. 14

  Financial Highlights.............................................. 17

  Notes to Financial Statements..................................... 18

  Report of Independent Accountants................................. 23

  Tax Information................................................... 24

  Stockholder Meeting Results....................................... 25

  Officers and Directors............................................ 27

  How to Contact The Japan Fund............................. Back cover

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION


Dear Shareholders,

         1997 was another trying year for investors in Japanese equities. With the 7.95% depreciation in the yen and the 20.10% decline in the stock market, the dollar based TOPIX experienced a total return of -28.05%. In contrast, The Japan Fund provided a total return of -14.40%, outperforming the TOPIX benchmark.

         Despite the poor performance of Japanese equities over the period, as outlined in a special letter to shareholders of The Japan Fund, dated January 16, 1998, as well as in the following discussion, we believe the foundation is being laid for an improved business and investment climate in Japan. This view is supported by both improved equity valuations and the ongoing trend toward deregulation of the Japanese economy.

                             Review of 1997

         The Japanese stock market and the yen rallied in the first half of 1997, as the front-loading of demand before the consumption tax hike in April raised hopes of a gradual reflation in the Japanese economy. In addition, the government's rescue plan for the ailing Nippon Credit Bank was viewed as an indication of progress toward getting financial system risks under control, and nascent corporate initiatives in share buybacks and management stock options reflected a new sensitivity to stock price levels by a growing number of Japanese corporate managers.

         However, optimism eroded rapidly in the latter half of the year as economic activity stalled after the fiscal retrenchment became effective. Furthermore, the currency and stock market crisis in Southeast Asia in late summer threatened to slow the only vibrant engine of growth in Japan, the export sector. Finally, a series of major bankruptcies in the fall, culminating in the collapse of a major bank, Hokkaido Takushoku Bank, and a major securities company, Yamaichi Securities, the largest post-war bankruptcy, caused a severe loss of confidence in the strength of the Japanese financial system, uncertainty among consumers about their employment prospects, and a cynicism regarding the ability of the authorities to contain the economic and financial downturn. The two trillion yen surprise tax cut announced in December failed to reverse this negative market sentiment. The yen entered into a new bout of weakness in the second half of the year, and the TOPIX closed 1997 near its record low for the post-1990 bear market.

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION

     There were some bright spots within the stock market, however. The growing deregulation and globalization of the Japanese economy continued to support a polarization between the "winners" and the "losers" in the stock market. Non-bank financial companies, global companies, and the strongest companies in their respective industries retained much of their value, while the weaker companies and industries were sold mercilessly. This polarization significantly boosted the performance of The Japan Fund versus the overall market. The Fund's core holdings among global companies, such as Canon, Sony, and Ricoh, its core holdings among non-bank financials, such as Nichiei, Shohkoh Fund, and Orix, as well as the Fund's major holdings among industry leaders such as Secom, Nomura Securities, and Nippon Meat Packers, buttressed the Fund's performance in a falling market.

                       Improved Valuations Support Outlook

     The overall market sentiment in Tokyo as we enter 1998 is very weak, and the visible economic and earnings prospects indicate a possibility of further near term weakening of the yen and the stock market. However, an objective analysis of market valuations gives some signs of encouragement for the fundamental investor. This is because we believe that valuations for many of the companies in the Japanese market may have by now, to a large extent, discounted the worst of the market's fears. At the end of 1997, over half of the companies on the Tokyo Stock Exchange First Section were selling below book value and at price-earnings ratios of less than 25, while nearly the same number offered dividend yields in excess of the 10-year Japanese government bond yield.

     Because of the major waves of deregulation and global competition, some of the cheapest stocks may be on their way to bankruptcy. However, we believe that many others that have been similarly sold down have the potential to cut costs, expand margins and boost earnings once the management becomes more stock price and earnings driven. And this change in Japanese corporate governance from an emphasis on stakeholders -- employees, creditors, suppliers, buyers -- to an emphasis on equity shareholders appears to be gaining momentum. As visible evidence of such a trend, stock buybacks and introduction of management stock options are accelerating and increasingly becoming mainstream, rather than maverick, activities.

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION

         To be sure, stock market movements often overshoot fair valuations by large magnitudes and for protracted durations, both on the upside and downside. A highly visible catalyst is often needed for market dynamics to be reversed and for attractive values to come into focus. While it is difficult to predict the nature and timing of such a catalyst, we believe that several potential developments could act as a trigger for any market rebound.

         First, the Hashimoto regime is currently claiming both fiscal balance and economic stimulus as policy goals; a capitulation on the goal of budget retrenchment would help restore confidence in the prospects for recovery. Second, radical changes in the stock market, the financial system, and corporate structures would also fuel the necessary change in market dynamics. These could include massive infusion of public money to shore up bank capital, a large reduction in corporate taxes or taxation on dividends, or a creation of some mechanisms to offset sales of cross-holdings with share buybacks. Finally, as valuations of even sound businesses get cheap enough, merger and acquisition ("M&A") activity that attempts to unlock the large corporate wealth -- assets, brand, distribution, or technology -- may lead to a reappraisal of "value" in Japanese corporations. Already, the management of Nidec, one of The Japan Fund's top holdings, has begun to acquire other publicly traded companies with strong technology, established production and distribution channels, and capable personnel at attractive prices. The continued dissolution of cross-holdings and the already visible signs that the banks are moving away from protecting their "convoy" of borrowers indicate that the "normal" capital market dynamics of M&A activity should occur in Japan in a matter of time. The Japanese market should no longer be immune to market discipline, and these forces may speed the pace of much-needed consolidation and restructuring in many Japanese industries.

                 Portfolio Focus on "Winners" from Deregulation

     The Japan Fund continues to focus on the likely "winners" in an environment of deregulation and globalization. Global companies, smaller and medium size growth companies with the potential to become future blue chips, and leading domestic companies with attractive valuations continue to be the backbone of the Fund. Among the Fund's top ten holdings at 1997-end were: Canon, Nintendo, and Shimano among global companies;

                              THE JAPAN FUND, INC.
                         PORTFOLIO MANAGEMENT DISCUSSION

Unicharm, Shohkoh Fund, and Nidec among potential blue chips; and Secom, Orix, and Nomura Securities among domestic industry leaders.

     To position the Fund for 1998, we have added to investments in the food and pharmaceutical industries, first, to add to the defensiveness of the portfolio given uncertainties in economic and market prospects, and second, to seize the upside opportunity afforded by the attractive M&A valuation of some of these companies. For example, House Foods and Yamanouchi Pharmaceutical boast strong brands, competitive positions, and distribution, and carry large net cash on their balance sheets equal to a substantial portion of their stock market capitalizations. Moreover, they generate steady and growing streams of free cash flow which we believe are undervalued by the stock market.

     In the financial sector, while Nomura Securities is among our top holdings because of its prospects as a "winner" in its industry, we have also added Daiwa and Nikko Securities, given that they now sell for less than their current net asset values, not including the hidden value of their asset management subsidiaries, despite having among the top three domestic securities distribution networks. We have also initiated preliminary investments in some of the major banks since November, as we believe that the collapse of bank stocks to levels 80% below their peak and valuations relative to operating profits on par with global valuations indicate that the market may finally be discounting much of their bad debt risks. Moreover, the changes we observe in some of the leading banks' managements from asset expansion orientation to asset downsizing and margin expansion indicate a potential for substantial improvement in shareholder returns once the bad debt issues are cleared. We are even beginning to see evidence that some of the leading banks have joined the better known global companies in leading Japanese corporate governance to a greater shareholder orientation. We believe that these recent additions should boost the Fund's performance on the next market upturn, as well as over the longer term.

                   A Stronger Foundation for Japanese Equities

     While further bankruptcies among the weaker publicly traded companies, especially in industries such as construction, finance, and basic materials, may be possible, and the stock market may be vulnerable to more volatility in the short term, we view such shocks as the necessary cost of removing excess capacity, forcing consolidation and restructuring of Japanese corporations that will emerge as stronger and more profitable global players. We believe that the current turmoil is not the start of a meltdown of the Japanese financial system, but the birth pains of a new, more global, and ultimately stronger corporate sector in Japan.

     Unlike its Asian neighbors, Japan still boasts one of the top credit ratings in terms of sovereign risk, the largest current account surplus in the world, a motivated and well educated work force, a deep capital and technology base, and a group of world class companies who are leading the way to a more shareholder oriented corporate management. We believe the Fund is well positioned to capitalize on the long-term opportunity presented by one of the world's largest and most highly developed economies, and thank you for your continued investment.

Sincerely,
/s/Lynn Birdsong,     /s/Henry Rosovsky,
Lynn Birdsong,     Henry Rosovsky,
President           Chairman

                                 The Japan Fund:
                          A Team Approach to Investing

   The Japan Fund is managed by a team of Scudder Kemper Investments, Inc. (SKI) professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by a large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging SKI's extensive resources.

   Lead Portfolio Manager Seung Kwak assumed responsibility for the Fund's investment strategy and daily operation in 1994 and has been a member of the portfolio management team since 1989. Mr. Kwak has directed our Tokyo-based research effort since he joined SKI in 1988. Elizabeth J. Allan, Portfolio
Manager, helps set the Fund's general investment strategy. Ms. Allan has contributed her expertise to the management of the Fund since she joined SKI in 1987 and has numerous years of Pacific Basin research and investing experience.

THE JAPAN FUND, INC.
PERFORMANCE UPDATE as of December 31, 1997
-----------------------------------------------------------------
THE JAPAN FUND, INC.
-----------------------------------------------------------------
                        Total Return
Period      Growth     --------------
Ended         of                 Average
12/31/97    $10,000   Cumulative  Annual
---------------------------------------
SCUDDER SHORT TERM BOND FUND
---------------------------------------
1 Year     $  8,560    -14.40%  -14.40%
5 Year     $  9,434     -5.66%   -1.16%
10 Year    $  9,028     -9.72%   -1.02%

---------------------------------------
TOPIX
---------------------------------------
1 Year     $  7,195    -28.05%  -28.05%
5 Year     $  8,974    -10.26%   -2.14%
10 Year    $  6,839    -31.61%   -3.72%
---------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended December 31

THE JAPAN FUND, INC.
Year            Amount
----------------------
'87            $10,000
'88            $11,940
'89            $13,329
'90            $11,148
'91            $11,495
'92            $ 9,570
'93            $11,832
'94            $13,020
'95            $11,839
'96            $10,546
'97            $ 9,028

TOPIX
Year            Amount
----------------------
'87            $10,000
'88            $13,320
'89            $14,226
'90            $ 9,122
'91            $ 9,887
'92            $ 7,621
'93            $ 9,458
'94            $11,534
'95            $11,385
'96            $ 9,506
'97            $ 6,839

The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended December 31

                       1988      1989     1990     1991     1992     1993     1994     1995     1996     1997
                     -----------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 16.24   $ 14.27  $ 10.76  $ 10.69  $  8.90  $ 10.33  $ 10.50  $  9.44  $  8.33  $  6.77
INCOME DIVIDENDS..   $   .02   $   .08  $   .09  $    --  $    --  $   .28  $    --  $    --  $   .08  $   .37
CAPITAL GAINS
DISTRIBUTIONS.....   $  3.88   $  3.59  $  1.10  $   .41  $    --  $   .39  $   .85  $   .11  $    --  $    --
FUND TOTAL
RETURN (%)........     19.40     11.63   -16.36     3.11   -16.74    23.64    10.03    -9.07   -10.92   -14.40
INDEX TOTAL
RETURN (%)........     33.19      6.79   -35.88     8.39   -22.92    24.07    21.96    -1.29   -16.51   -28.05

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

PORTFOLIO SUMMARY as of December 31, 1997
---------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------
Equity Holdings                    94%
Cash Equivalents                    4%
Foreign Debt                        2%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund is substantially fully
invested in Japanese equities.

---------------------------------------------------------------------------
SECTOR DIVERSIFICATION (Excludes 4% Cash Equivalents)
---------------------------------------------------------------------------
Financial                          22%
Consumer Discretionary             16%
Manufacturing                      16%
Consumer Staples                   15%
Technology                         10%
Service Industries                  7%
Construction                        5%
Media                               3%
Health                              2%
Other                               4%
--------------------------------------
                                  100%
--------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Among financial companies,
Japanese banks are not only
attractively valued but are
increasingly focused on
shareholder returns.

---------------------------------------------------------------------------
TEN LARGEST HOLDINGS (38% of Portfolio)
---------------------------------------------------------------------------
1.   UNI-CHARM CO., LTD.
     Leading manufacturer of sanitary napkins and paper diapers
2.   NIDEC CORP..
     Top global manufacturer of small-scale motors for hard disc drives
3.   NINTENDO CO., LTD.
     Leading game equipment manufacturer
4.   SECOM CO., LTD.
     Leading electronic security system operator
5.   NOMURA SECURITIES CO., LTD.
     Leading Japanese securities broker and underwriter
6.   CANON INC.
     Leading producer of visual image and information equipment
7.   SHIMANO INC.
     Top global producer of bicycle parts
8.   SHOHKOH FUND & CO., LTD.
     Leading finance company for small and medium-sized firms
9.   ORIX CORP.
     Largest leasing company in Japan
10.  SAKURA BANK, LTD.
     Full service bank

Top holdings include global
companies, leading domestic
companies, and tomorrow's
potential blue chips.
---------------------------------------------------------------------------
For more complete details about the Fund's Investment Portfolio, see page
10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

                              % of           Principal                                                     Market
                            Portfolio        Amount(b)                                                    Value($)
------------------------------------------------------------------------------------------------------------------
                                     -----------------------------------------------------------------------------
                              3.7%           REPURCHASE AGREEMENTS
                                     -----------------------------------------------------------------------------

                                             9,801,000  Repurchase Agreement with Donaldson,
                                                         Lufkin & Jenrette dated 12/31/97 at 6.5% to
                                                         be repurchased on 1/2/98 at $9,804,539
                                                         collateralized by a $9,864,000 U.S. Treasury
                                                         Note, 5.875%, 6/30/00 (Cost $9,801,000) ......  9,801,000
                                                                                                        ----------
                                     -----------------------------------------------------------------------------
                              2.3%           FOREIGN BONDS-NON U. S. $ DENOMINATED
                                     -----------------------------------------------------------------------------

                                     JPY   459,000,000  Sony Corp., 0.15%, 3/30/01 (Cost $4,833,572) ..  6,220,750
                                                                                                        ----------

                                     -----------------------------------------------------------------------------
                              6.1%           CONVERTIBLE BONDS
                                     -----------------------------------------------------------------------------

MEDIA                        1.3%
Print Media                          JPY   478,000,000  Softbank Corp., Zero Coupon, 3/31/00 ..........  3,403,828
MANUFACTURING                2.0%                                                                       ----------

Office Equipment/
Supplies                             JPY   445,000,000  Ricoh Co., Ltd., 1.5%, 3/29/02 ................  5,431,317
                                                                                                        ----------
TECHNOLOGY                   2.8%

Electronic Components/
Distributors                 1.1%    JPY   263,000,000  Nidec Corp., 1.0%, 9/30/03 ....................  2,960,260
                                                                                                        ----------
Electronic Data
Processing                   0.7%    JPY   162,000,000  Fujitsu Ltd., 1.95%, 3/31/03 (c) ..............  1,765,130
                                                                                                        ----------

Semiconductors               1.0%    JPY   232,000,000  NEC Corp., 1%, 9/30/11 ........................  1,954,058
                                     JPY    62,000,000  Tokyo Electron Ltd., 0.9%, 9/30/03 ............    626,646
                                                                                                        ----------
                                                                                                         2,580,704
                                                                                                        ----------
                                                        TOTAL CONVERTIBLE BONDS (Cost $16,515,705)      16,141,239
                                                                                                        ----------

                                     -----------------------------------------------------------------------------
                             87.9%           COMMON STOCKS
                                     -----------------------------------------------------------------------------

                                              Shares
                                            ----------
CONSUMER DISCRETIONARY      13.8%

Recreational Products        8.9%              123,300  Nintendo Co., Ltd. ............................ 12,084,533
                                               437,000  Shimano Inc. ..................................  8,030,628
                                               131,100  Square Co., Ltd. ..............................  3,633,859
                                                                                                        ----------
                                                                                                        23,749,020
                                                                                                        ----------



    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

                            % of                                                                           Market
                          Portfolio            Shares                                                     Value($)
------------------------------------------------------------------------------------------------------------------

Restaurants                  1.5%              104,271  Genki Sushi Co., Ltd. .........................  1,149,696
                                                   320  Yoshinoya D&C Co., Ltd. .......................  2,928,025
                                                                                                        ----------
                                                                                                         4,077,721
                                                                                                        ----------

Specialty Retail             3.4%              168,300  Fast Retailing Co., Ltd. ......................  2,693,315
                                                53,000  Ryohin Keikaku Co., Ltd. ......................  3,490,046
                                               754,000  Senshukai .....................................  2,828,943
                                                                                                        ----------
                                                                                                         9,012,304
                                                                                                        ----------
CONSUMER STAPLES            13.8%
Department & Chain Stores    1.1%               84,500  FamilyMart Co., Ltd. ..........................  3,028,025
Food & Beverage              5.3%                                                                       ----------
                                                88,400  Ariake Japan Co., Ltd. ........................  2,876,723
                                               350,000  Fujicco Co., Ltd. .............................  2,947,933
                                               362,000  House Foods Industry ..........................  4,712,098
                                               280,600  Rock Field Co., Ltd. (c) ......................  3,738,469
                                                                                                        ----------
                                                                                                        14,275,223
                                                                                                        ----------
Package Goods/
Cosmetics                    6.1%              460,800  Uni-Charm Co., Ltd. ........................... 16,300,888
                                                                                                        ----------
Textiles                     1.3%            1,678,000  Gunze, Ltd. ...................................  2,775,253
                                               162,000  Nisshinbo Industries Inc. .....................    682,236
                                                                                                        ----------
                                                                                                         3,457,489
HEALTH                       2.4%                                                                       ----------

Pharmaceuticals                                299,000  Yamanouchi Pharmaceutical Co., Ltd. ...........  6,410,413
FINANCIAL                   24.4%                                                                       ----------
Banks                        8.5%            1,245,000  Asahi Bank Ltd. ...............................  5,052,450
                                               370,000  Industrial Bank of Japan, Ltd. ................  2,634,763
                                             2,441,000  Sakura Bank Ltd. ..............................  6,971,616
                                               302,000  Sanwa Bank, Ltd. ..............................  3,052,374
                                             1,092,000  Tokai Bank ....................................  5,083,737
                                                                                                        ----------
                                                                                                        22,794,940
                                                                                                        ----------

Other Financial
Companies                   15.9%            1,339,000  Daiwa Securities Co., Ltd. ....................  4,613,706
                                               156,000  Jafco Co. Ltd. ................................  5,554,364
                                                44,876  Nichiei Co., Ltd. .............................  4,776,236
                                             1,203,000  Nikko Securities Co., Ltd. ....................  3,187,121
                                               644,000  Nomura Securities Co., Ltd. ...................  8,580,092
                                               111,400  Orix Corp. ....................................  7,762,175
                                                26,200  Shohkoh Fund & Co., Ltd. ......................  7,984,380
                                                                                                        ----------
                                                                                                        42,458,074
                                                                                                        ----------



    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

                              % of                                                                         Market
                            Portfolio        Shares                                                       Value($)
------------------------------------------------------------------------------------------------------------------

MEDIA                        1.3%

Print Media                                    135,300  Softbank Corp. ................................  3,522,358
                                                                                                        ----------

SERVICE INDUSTRIES           4.3%

Environmental Services       0.9%              145,000  Sanix Inc. ....................................  2,331,547
Miscellaneous Commercial                                                                                ----------
Services                     3.4%              140,000  Secom Co., Ltd. ...............................  8,940,276
                                                                                                        ----------
Miscellaneous Consumer
Services                     0.0%                1,180  H.I.S. Co., Ltd. ..............................     20,510
                                                                                                        ----------

DURABLES                     1.6%

Automobiles                                     85,000  FCC Co., Ltd. .................................    898,162
                                               242,100  Kyokuto Kaihatsu Kogyo Co., Ltd. ..............    921,315
                                             1,010,000  ShinMaywa Industries, Ltd. ....................  2,474,732
                                                                                                        ----------
                                                                                                         4,294,209
                                                                                                        ----------
MANUFACTURING               13.1%

Containers & Paper           1.8%              968,000  Hokuetsu Paper Mills, Ltd. ....................  4,410,107
                                                69,000  Nippon Paper Industries Co. ...................    270,505
                                                                                                        ----------
                                                                                                         4,680,612
                                                                                                        ----------

Diversified
Manufacturing                1.8%               96,000  Mitsubishi Heavy Industries, Ltd. .............    399,877
                                               327,000  Sumitomo Electric Industries, Ltd. ............  4,456,815
                                                                                                        ----------
                                                                                                         4,856,692
                                                                                                        ----------

Electrical Products          3.5%              286,000  Matsushita Electric Works, Inc. ...............  2,474,579
                                             2,750,000  Yaskawa Electric Corp. ........................  6,843,415
                                                                                                        ----------
                                                                                                         9,317,994
                                                                                                        ----------

Industrial Specialty         1.0%              945,000  NHK Spring Co., Ltd. ..........................  2,532,542
                                                                                                        ----------

Machinery/Components/
Controls                     2.0%                1,350  Keyence Corp. .................................    199,502
                                               316,000  Minebea Co., Ltd. .............................  3,387,443
                                                20,800  SMC Corp. .....................................  1,831,547
                                                                                                        ----------
                                                                                                         5,418,492
                                                                                                        ----------
Office Equipment/
Supplies                     3.0%              347,000  Canon Inc. ....................................  8,077,182
                                                                                                        ----------

TECHNOLOGY                   6.6%

Electronic Components/
Distributors                 6.6%              294,100  Nidec Corp. ................................... 12,385,528



    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              INVESTMENT PORTFOLIO

                              % of                                                                          Market
                            Portfolio        Shares                                                        Value($)
--------------------------------------------------------------------------------------------------------------------
                                                70,000  TDK Corp. .....................................    5,274,119
                                                                                                        ------------
                                                                                                          17,659,647
                                                                                                        ------------

Semiconductors               0.0%                1,300  Advantest Corp. ...............................       73,660
                                                                                                        ------------
ENERGY                       0.9%

Oil & Gas Production                           880,000  Nippon Oil Co., Ltd. ..........................    2,270,750
                                                                                                        ------------
METALS & MINERALS            0.9%

Steel & Metals                                 835,000  Nisshin Steel Co., Ltd. .......................      914,280
                                             1,233,000  Sumitomo Metal Industries, Ltd. ...............    1,576,654
                                                                                                        ------------
                                                                                                           2,490,934
                                                                                                        ------------
CONSTRUCTION                 4.8%

Building Materials           1.5%            1,120,000  Chichibu Onada Cement Corp. ...................    2,058,193
                                             1,607,000  Sumitomo Osaka Cement Co., Ltd. ...............    2,017,979
                                                                                                        ------------
                                                                                                           4,076,172
                                                                                                        ------------

Homebuilding                 2.9%              795,000  Daito Trust Construction Co., Ltd. ............    4,851,570
                                               500,000  Daiwa House Industry Co., Ltd. ................    2,641,654
                                                                                                        ------------
                                                                                                           7,493,224
                                                                                                        ------------

Miscellaneous                0.4%              480,000  Toshiba Engineering & Construction Co., Ltd.       1,102,603
                                                                                                        ------------

                                                        TOTAL COMMON STOCKS (Cost $322,853,198) .......  234,723,501
                                                                                                        ------------
                                                        TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                         (Cost $354,003,475) (a) ...................... $266,886,490
                                                                                                        ============

(a) The cost for federal income tax purposes was $359,769,583. At December 31, 1997, net unrealized depreciation for all securities based on tax cost was $92,883,093. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $4,180,092 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $97,063,185.

(b)  Principal amount stated in U.S. dollars unless otherwise noted.

(c) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $5,503,599 (2.1% of net assets). Their values have been estimated by the Board of Directors in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at December 31, 1997 aggregated $6,297,674. These securities may also have certain restrictions as to resale.

     CURRENCY ABBREVIATIONS
     JPY      Japanese Yen




    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL STATEMENTS

                    -----------------------------------------------------------
                       STATEMENT OF ASSETS AND LIABILITIES
                    -----------------------------------------------------------

                    DECEMBER 31, 1997
                    ---------------------------------------------------------------------------------
                    ASSETS
                    Investments, at market (identified cost
                       $354,003,475) .................................                   $266,886,490
                    Foreign currency holdings, at market (identified
                       cost $199,444) ................................                        199,923
                    Receivable for investments sold ..................                      5,540,548
                    Receivable for fund shares sold ..................                        577,903
                    Dividends and interest receivable ................                         88,063
                    Other assets .....................................                         10,756
                                                                                          -----------
                       Total assets ..................................                    273,303,683
                    LIABILITIES
                    Payable for fund shares redeemed .................  $  7,317,930
                    Accrued management fee ...........................       189,252
                    Other payables and accrued expenses ..............       614,570
                                                                        ------------
                       Total liabilities .............................                      8,121,752
                                                                                         ------------
                    Net assets, at market value ......................                   $265,181,931
                                                                                         ============
                    NET ASSETS Net assets consist of:
                       Undistributed net investment income ...........                   $  2,596,688
                       Net unrealized appreciation (depreciation) on:
                          Investments ................................                    (87,116,985)
                          Foreign currency related transactions ......                         19,930
                       Accumulated net realized loss .................                    (44,950,757)
                       Paid-in capital ...............................                    394,633,055
                                                                                         ------------
                    Net assets, at market value ......................                   $265,181,931
                  NET ASSET VALUE, offering and redemption price per                     ============
                     share ($265,181,93 / 139,174,523 outstanding
                     shares of capital stock, $.333 par value,
                     600,000,000 shares authorized) ..................                   $       6.77
                                                                                         ============

    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL STATEMENTS

                    -----------------------------------------------------------
                             STATEMENT OF OPERATIONS
                    -----------------------------------------------------------


                    YEAR ENDED DECEMBER 31, 1997
                    -----------------------------------------------------------

                    INVESTMENT INCOME
                    Income:
                    Dividends (net of withholding taxes of $358,517) ........                  $  2,031,290
                    Interest (net of withholding taxes of $23,023) ..........                     1,170,869
                                                                                               ------------
                                                                                                  3,202,159
                    Expenses:
                    Management fee ..........................................  $  2,949,980
                    Shareholder and Transfer Agent services .................       651,091
                    Officers and directors fees and expenses ................       183,937
                    Custodian and accounting fees ...........................       296,108
                    Reports to shareholders .................................       138,760
                    Legal ...................................................       203,878
                    Auditing ................................................        57,800
                    Registration fees .......................................        44,336
                    Other ...................................................       135,339       4,661,229
                                                                               ----------------------------
                    Net investment income (loss) ............................                    (1,459,070)
                                                                                               ------------
                    NET REALIZED AND UNREALIZED GAIN (LOSS) ON
                       INVESTMENT TRANSACTIONS
                    Net realized gain (loss) from:
                       Investments ..........................................    22,390,976
                       Futures ..............................................       109,316
                       Foreign currency related transactions ................    (1,285,585)     21,214,707
                                                                               ------------
                    Net unrealized appreciation (depreciation) during
                       the period on:
                       Investments ..........................................   (56,894,450)
                       Foreign currency related transactions ................         6,356     (56,888,094)
                                                                               ----------------------------
                    Net gain (loss) on investment transactions ..............                   (35,673,387)
                                                                                               ------------
                    NET INCREASE (DECREASE) IN NET ASSETS RESULTING
                       FROM OPERATIONS ......................................                  $(37,132,457)
                                                                                               ============




    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL STATEMENTS

                    -----------------------------------------------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                    -----------------------------------------------------------

                                                                                  YEARS ENDED DECEMBER 31,
                                                                                  ------------------------

                    INCREASE (DECREASE) IN NET ASSETS                           1997                   1996
                    --------------------------------------------------------------------------------------------
                    Operations:
                    Net investment income (loss) ................          $ (1,459,070)           $ (1,630,209)
                    Net realized gain (loss) from investment
                       transactions .............................            21,214,707                  44,197
                    Net unrealized appreciation (depreciation)
                       on investment transactions
                       during the period ........................           (56,888,094)            (48,654,817)
                                                                           ------------            ------------
                    Net increase (decrease) in net assets
                       resulting from operations ................           (37,132,457)            (50,240,829)
                                                                           ------------            ------------
                    Distributions to shareholders:
                    In excess of net investment income ..........           (14,966,112)             (3,998,120)
                                                                           ------------            ------------
                    Fund share transactions:
                    Proceeds from shares sold ...................           359,886,210             187,023,459
                    Net asset value of shares issued to
                       shareholders in reinvestment of
                       distributions ............................            12,571,505               3,312,548
                    Cost of shares redeemed .....................          (441,141,177)           (298,937,269)
                                                                           ------------            ------------
                    Net increase (decrease) in net assets from
                       Fund share transactions ..................           (68,683,462)           (108,601,262)
                                                                           ------------            ------------
                    INCREASE (DECREASE) IN NET ASSETS ...........          (120,782,031)           (162,840,211)
                    Net assets at beginning of period ...........           385,963,962             548,804,173
                                                                           ------------            ------------
                    NET ASSETS AT END OF PERIOD (including
                       undistributed net income of $2,596,688 and
                       accumulated distributions in excess of net
                       investment income of $9,942,905,
                       respectively) ............................          $265,181,931            $385,963,962
                                                                           ============            ============
                    OTHER INFORMATION
                    INCREASE (DECREASE) IN FUND SHARES
                    Shares outstanding at beginning of period ...            46,358,011              58,139,460
                                                                           ------------            ------------
                    Shares sold .................................            43,064,968              20,114,876
                    Shares issued to shareholders in reinvestment
                       of distributions .........................             1,805,563                 380,640
                    Shares redeemed .............................           (52,054,019)            (32,276,965)
                                                                           ------------            ------------
                    Net increase (decrease) in Fund shares ......            (7,183,488)            (11,781,449)
                                                                           ------------            ------------
                    Shares outstanding at end of period .........            39,174,523              46,358,011
                                                                           ============            ============


    The accompanying notes are an integral part of the financial statements.

                              THE JAPAN FUND, INC.
                              FINANCIAL HIGHLIGHTS



THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                       YEARS ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------------------
                                 1997(a)     1996(a)     1995     1994(a)   1993(a)     1992     1991      1990      1989     1988
                                ---------------------------------------------------------------------------------------------------

Net asset value,
  beginning of period ........  $  8.33     $  9.44     $10.50    $10.33    $ 8.90    $ 10.69   $10.76    $ 14.27   $16.24   $16.97
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
Income from investment
  operations:
  Net investment
   income (loss) .............     (.03)       (.03)      (.01)     (.05)     (.05)      (.05)    (.03)       .09      .04      .04
  Net realized and
   unrealized gain (loss)
   on investments ............    (1.16)      (1.00)      (.94)     1.07      2.15      (1.74)     .37      (2.41)    1.66     3.13
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
Total from investment
  operations .................    (1.19)      (1.03)      (.95)     1.02      2.10      (1.79)     .34      (2.32)    1.70     3.17
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
Less distributions:
  From net investment
   income ....................       --          --         --        --        --         --       --       (.09)    (.08)    (.02)
  In excess of net
   investment income .........     (.37)       (.08)        --        --      (.28)        --       --         --       --       --
  From net realized
   gains on investment
   transactions ..............       --          --         --      (.80)     (.39)        --     (.41)     (1.10)   (3.59)   (3.88)
  In excess of net
   realized gains ............       --          --       (.11)     (.05)       --         --       --         --       --       --
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
  Total distributions ........     (.37)       (.08)      (.11)     (.85)     (.67)        --     (.41)     (1.19)   (3.67)   (3.90)
                                -------     -------     ------    ------    ------    -------   ------    -------   ------   ------
Net asset value,
   end of period .............  $  6.77     $  8.33     $ 9.44    $10.50    $10.33    $  8.90   $10.69    $ 10.76   $14.27   $16.24
                                =======     =======     ======    ======    ======    =======   ======    =======   ======   ======
TOTAL RETURN (%) .............   (14.40)     (10.92)     (9.07)    10.03     23.64     (16.74)    3.11     (16.36)   11.63    19.40
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of
  period ($ millions) ........      265         386        549       586       471        409      335        313      401      404
Ratio of operating
  expenses to average
  daily net assets (%) .......     1.21        1.16       1.21      1.08      1.25       1.42     1.26       1.05     1.02     1.01
Ratio of net investment income
  (loss) to average daily net
  assets (%) .................     (.38)       (.34)      (.24)     (.40)     (.47)      (.31)    (.15)       .72       34      .28
Portfolio turnover rate
  (%) ........................     96.4        72.6       69.9      74.3      81.7       47.0     46.4       52.7     60.4     38.8
Average commission
  rate paid (b) ..............  $ .0270     $ .0444         --        --        --         --       --         --       --       --


(a)  Based on monthly average shares outstanding during the period.

(b) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after December 31, 1996.

                              THE JAPAN FUND, INC.
                          NOTES TO FINANCIAL STATEMENTS

A. SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------
The Japan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on an exchange are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities traded in the over-the-counter market are valued at the most recent sale price on such market. If no sale occurred in the over-the-counter market, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the period, the Fund purchased securities index futures as a temporary substitute for purchasing selected investments.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the

                             THE JAPAN FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS

value of the securities or currencies hedged. When utilizing futures contracts to hedge the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

          (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

          (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex and payment dates on dividends, interest, and foreign withholding taxes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FEDERAL INCOME TAXES. No provision for United States income taxes has been made since it is the Fund's policy to comply with provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies. Under the United States-Japan tax treaty, Japan imposes a

                             THE JAPAN FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS


withholding tax of 15% on dividends and 10% on interest. There is currently no Japanese tax on capital gains.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $35,818,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2003 ($23,266,000), December 31, 2004 ($7,417,000) and December 31, 2005
($5,135,000), the respective expiration dates, whichever occurs first. In addition, from November 1, 1997 through December 31, 1997, the Fund incurred approximately $3,367,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 1998.

DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income are made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Earnings and profits distributed to shareholders on redemption of Fund shares ("tax equalization") may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in forward contracts, foreign denominated investments, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Acquisition discount and original issue discount are accreted for both tax and financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES
--------------------------------------------------------------------------------

For the year ended December 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $347,242,536 and $425,071,695, respectively.

The aggregate face value of futures contracts opened and closed during the year ended December 31, 1997 was $51,016,027.

                             THE JAPAN FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS



C. RELATED PARTIES
--------------------------------------------------------------------------------

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of the Fund's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between the Fund and Scudder Kemper was approved by the Fund's Board of Directors and by the Fund's Shareholders. The Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the Fund.

Under the Management Agreement with Scudder Kemper, the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The Fund agrees to pay the Adviser a fee equal to an annual rate of 0.85% of the first $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such assets, 0.70% of the next $300,000,000 of such assets and 0.65% of such net assets in excess of $600,000,000 computed and accrued daily and paid monthly. For the year ended December 31, 1997, the fee pursuant to these agreements amounted to $2,949,980, which was equivalent to an annual effective rate of 0.77% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1997, the amount charged to the Fund by SSC aggregated $516,112, of which $37,442 is unpaid at December 31, 1997.

The Fund pays each of its Officers and Directors not affiliated with the Adviser an annual fee plus specified amounts for attended board and committee meetings. For the year ended December 31, 1997, the Officers and Directors fees and expenses aggregated $130,410, of which $3,253 is unpaid at December 31, 1997.

D. DIRECTORS' RETIREMENT BENEFITS
--------------------------------------------------------------------------------

Under a retirement program, which became effective January 1, 1992, independent members of the Board of Directors who meet certain criteria become eligible to participate in a defined benefit retirement program. Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Directors fees and length of service. For the year ended December 31, 1997, Directors' retirement benefits amounted to $53,527. At December 31, 1997, the Fund has accrued $222,099 for such benefits.

                             THE JAPAN FUND, INC.
                        NOTES TO FINANCIAL STATEMENTS


E. LINES OF CREDIT
--------------------------------------------------------------------------------

The Fund and several affiliated funds ("the Participants") share in a $500 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. In addition, the Fund also maintains an uncommitted line of credit.

                              THE JAPAN FUND, INC.
                        REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND THE BOARD OF DIRECTORS OF THE JAPAN FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Japan Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
February 12, 1998

                              THE JAPAN FUND, INC.
                          TAX INFORMATION (UNAUDITED)


For its fiscal year ended December 31, 1997, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $0.05 per share (representing a total of $1,932,688). The total amount of taxes paid by the Fund to such countries was $0.01 per share (representing a total of $381,540).

                              THE JAPAN FUND, INC.
                           STOCKHOLDER MEETING RESULTS

A Special Meeting of Stockholders (the "Meeting") of The Japan Fund, Inc. (the "Fund") was held on October 16, 1997, at the offices of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, MA 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the stockholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide stockholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.

                                     Number of Votes:
                                     ----------------

        For                 Against            Abstain        Broker Non-Votes*
        ---                 -------            -------        -----------------
     23,348,850            1,636,844           739,489              82,554


2.    To elect Directors.


                                                       Number of Votes:
                                                       ----------------

                   Director                      For                 Withheld
                   --------                      ---                 --------

      William L. Givens                       24,023,641            1,784,096

      William H. Gleysteen, Jr.               24,094,511            1,713,226

      John F. Loughran                        24,135,004            1,672,733

      Yoshihiko Miyauchi                      24,097,287            1,710,450

      William V. Rapp                         24,168,116            1,639,621

      Henry Rosovsky                          24,109,905            1,697,832

      O. Robert Theurkauf                     24,169,124            1,638,613

      Hiroshi Yamanaka                        24,011,364            1,796,373


3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved on December 2, 1997.)


                                 Number of Votes:
                                 ----------------

          For              Against            Abstain         Broker Non-Votes*
          ---              -------            -------         -----------------
       24,135,077         3,305,664          1,494,670              13,298

4. To approve the revision of certain fundamental investment policies.


                                                                        Number of Votes:
                                                                        ----------------
                                                                                                         Broker
            Fundamental Policies                    For             Against          Abstain           Non-Votes*
            --------------------                    ---             -------          -------           ---------

       4.1  Diversification                     20,203,566         2,504,659        1,221,053         1,878,459

       4.2  Borrowing                           19,991,302         2,715,590        1,222,386         1,878,459

       4.3  Senior securities                   20,104,543         2,595,333        1,229,402         1,878,459

       4.4  Concentration                       20,126,367         2,574,688        1,228,223         1,878,459

       4.5  Underwriting of securities          20,167,474         2,523,879        1,237,925         1,878,459

       4.6  Investment in real estate           20,144,018         2,237,256        1,548,004         1,878,459

       4.7  Purchase of physical commodities    19,814,687         2,275,636        1,838,955         1,878,459

       4.8  Lending                             19,851,510         2,273,475        1,804,293         1,878,459



5.   To  ratify  the  selection  of  Price  Waterhouse   L.L.P.  as  the  Fund's
     independent accountants.



                               Number of Votes:
                               ----------------

          For                      Against                    Abstain
          ---                      -------                    -------
       23,662,444                  739,385                   1,405,908



* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                              THE JAPAN FUND, INC.
                             OFFICERS AND DIRECTORS
Henry Rosovsky
Chairman of the Board and Director
   Professor, Harvard University; Director, Corning Inc., Paine Webber Group

Lynn Birdsong*
President

William L. Givens
Director
   President, Twain Associates

William H. Gleysteen, Jr.
Director
   Consultant; Guest Scholar, Brookings Institute

John F. Loughran
Director
   Director, The Finisterre Fund

Yoshihiko Miyauchi
Director
   President and CEO, ORIX Corporation

William V. Rapp
Director
   Academic  Director,   International  Relations,  Yale  University;   Senior
   Research Fellow, Columbia University; Managing Director, Rue Associates

O. Robert Theurkauf*
Director

Hiroshi Yamanaka
Director
   Advisor to the Board, The Meiji Mutual Life Insurance Company; Lifetime Executive Director, Japan Association of Corporate Executives; Vice Chairman, The Security Analysts Association of Japan; Governor, Board of Governors, Tokyo Stock Exchange; Auditor, The Bank of Tokyo-Mitsubishi, Ltd., The Mitsubishi Foundation, Mitsubishi Research Institute; Director, Kirin Brewery Co., Ltd., Seijo Gakuen; Doctor of Commerce, Chuo University

Elizabeth J. Allan*
Vice President

William E. Holzer*
Vice President

Thomas W. Joseph*
Vice President

Seung Kwak*
Vice President

Edward J. O'Connell*
Vice President

Miyuki Wakatsuki
Vice President
   Manager, Nikko International Capital Management Co., Ltd.

Gina Provenzano*
Vice President and Treasurer

Kathryn L. Quirk*
Vice President and Secretary

Thomas F. McDonough*
Assistant Secretary

HONORARY DIRECTORS

Allan Comrie
   Former Director, The Japan Fund, Inc.

Jonathan Mason
   Former Chairman of the Board and Director, The Japan Fund, Inc.

James W. Morley
   Professor of Political Science Emeritus, Columbia University

Robert G. Stone, Jr.
   Former Chairman of the Board and Director, The Japan Fund, Inc., Chairman Emeritus and Director, Kirby Corporation

Shoji Umemura
Former Director of The Japan Fund, Inc.
   Board Counselor, The Nikko Securities Co., Ltd.; Counselor, Tokyo Stock Exchange; Advisor, Japan Securities Dealers Association, Association of Tokyo Stock Exchange Regular Members; Director, The Securities Analysts Association of Japan; Advisor, Japan Association of Corporate Executives; Associate Advisor, Tokyo Chamber of Commerce and Industry; Vice President, Japan-Korea Economic Association; Member, Executive Board, Waseda University; Chairman, Congregation, Waseda University

* Scudder Kemper Investments, Inc.

                                     [LOGO]

You can call toll free (1-800-343-2890) anytime day or night and get access to automated information regarding transactions in your account as well as The Japan Fund's share price. By using your touch-tone telephone and providing the necessary information (including your account number), you can receive daily updates from this computerized system.

 We remind all shareholders that the Fund offers a free dividend reinvestment program. You can obtain additional information about this feature and arrange to have all dividends and capital gain distributions reinvested in additional Fund shares by calling The Japan Fund Service Center at 1-800-53-JAPAN (1-800-535-2726). The Fund typically distributes capital gains twice a year (December and March).


                               HOW TO CONTACT US:

                                 1-800-53-JAPAN

                                 1-800-535-2726
                      (Outside the U.S. call 617-295-1000)

                                 The Japan Fund
                           Shareholder Service Center
                             Two International Place
                                Boston, MA 02110

                        Scudder Kemper Investments, Inc.
                               Investment Manager